UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2020

Date of reporting period:  09/30/2020

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund

Annual Report
September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.intrepidcapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting yourfinancial intermediary (such as a broker-dealer or bank) or, if you are a directinvestor, by calling 1-866-996-FUND, sending an e-mail request to invest@intrepidcapitalfunds.com, or by enrolling at www.intrepidcapitalfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that youcontinue to receive paper copies of your shareholder reports. If you invest directly withtheFunds, you can call 1-866-996-FUND or send an e-mail request to invest@intrepidcapitalfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Intrepid Capital Fund

October 1, 2020

Mark F. Travis, President/C.E.O.

PERFORMANCE

	Total Return as of September 30, 2020
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	01/03/05	6.36%	-4.52%	-1.88%
Intrepid Capital Fund – Inst.	04/30/10	6.43%	-4.32%	-1.67%
BBC Combined 1-5Yr TR Index		5.53%	5.73%	11.64%
S&P 500® Index		8.93%	5.57%	15.15%

	Average Annualized Total Returns
	as of September 30, 2020
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	-3.05%	1.91%	3.98%	4.84%
Intrepid Capital Fund – Inst.	-2.82%	2.16%	4.23%	4.06%
BBC Combined 1-5Yr TR Index	9.09%	9.69%	9.18%	6.87%^
S&P 500® Index	12.28%	14.15%	13.74%	8.99%^

^
Since Inception returns are as of the fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the BBC Combined 1-5Yr Index is 8.76% and S&P 500® Index is 12.83%.

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2020, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.54% and for the Intrepid Capital Fund-Institutional Share Class is 1.29%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2021 such that the total operating expense for the Capital Fund-Investor Share Class is 1.15% and for the Capital Fund-Institutional Share Class is 1.15%. The Capital Fund-Investor Share Class may have Net Expense higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted

Intrepid Capital Fund

pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Capital Fund-Investor Share Class is 1.41%. The Net Expense for the Capital Fund-Institutional Share Class is 1.16%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

October 1, 2020

“America is another name for opportunity.”
~ Ralph Waldo Emerson

Dear Friends and Clients,

The Intrepid Capital Fund completed its fiscal year on September 30, 2020. In the final six months of this fiscal year, share prices appreciated considerably from the depths of the government-mandated shutdown in mid-March.

As is keeping with our firm name – Intrepid – and our firm history of often buying when others are selling, we acquired shares in several high-quality businesses which aided our performance.

Despite all of the excitement and terror with the shutdown and the corresponding share price volatility, the shares of the Intrepid Capital Fund (ticker ICMBX) ended largely where they started this time last year -1.88%. This met our first objective of preserving capital, but fell short in the second objective of participating in some upside potential.

Absent a handful of large capitalization technology stocks, the more broad-based equity indices show a year that has been difficult for equity investors.

I have joked recently about the saying “one dog year equals seven human years” by adding the fact that this is a year I can relate even more to my dogs! As I have survived, and at times thrived, in the past despite the “Tech Crash” of 2000-2002, the Great Financial Crisis of 2008/2009, and now the pandemic year of 2020, I believe the discipline that helped us through those bear markets is the same discipline that will help guide us in these trying times we find ourselves in once again.

The discipline we deploy at Intrepid is generally centered around two questions. Regarding a stock purchase, we ask: what is the business worth? Regarding a bond purchase, we ask: are we being adequately compensated for the risk I am taking by lending money to this company?

This continually applied discipline, along with the fortitude to buy in the face of large-scale liquidations, has generated attractive risk-adjusted returns over time. I feel certain this time will be no different.

Under the category of “if you don’t learn from history, you are bound to repeat it,” I have spent a fair amount of time in the last several years endeavoring to see how we might perform better for you, our shareholders. The big takeaways for me are two-fold.

Intrepid Capital Fund

First, don’t water your weeds and cut your flowers! What I mean here is that it doesn’t make sense to add to your underperforming positions when they are underperforming because of lackluster business results. It also doesn’t make sense to trim your positions whose businesses are outperforming your expectations, even if the stock is also outperforming!

Second, the compounding effect to one’s wealth from holding onto, for extended periods of time (10+ years), a high quality and growing business is substantial.

Top Ten Holdings	(% of Net Assets)

Caleres, Inc., 09/15/2023, 6.250%	3.3%
Wesco Dist, 12/15/2021, 5.375%	3.1%
Copart, Inc.	2.9%
Take-Two Interactive Software, Inc.	2.9%
Skechers U.S.A., Inc. – Class A	2.9%
Dollar General Corp.	2.9%
WNS Holdings Ltd.	2.7%
Berkshire Hathaway, Inc. – Class B	2.7%
Alphabet, Inc. – Class A	2.6%
Accenture PLC – Class A	2.6%

Top ten holdings are as of September 30, 2020. Fund holdings are subject to change and are not recommendations to buy or sell any security.

I have come to these conclusions with both the help of industry consultants we hired seeking improved outcomes, along with close observation of what we owned, how we valued it, and what it is worth today. It is hard to admit, but we often settled for a single or double when there was the opportunity for a multi-bagger.

Our internal focus will be more in that direction, seeking what I refer to as “family heirlooms” – a business with such wonderful characteristics you will leave them to your kids or grandkids one day.

We have now entered into what I politely refer to as the “silly season”. As we bear down once again on a presidential election, aren’t you glad we are only subjected to this once every four years?! Each side panders to what they consider their respective base in an attempt to get supporters to turn out and vote.

The House and Senate are currently at loggerheads in debating whether the next stimulus packages is more or less than $2 trillion. That’s trillion with a “T”. Wow!

In looking across a variety of asset classes, it is no wonder that gold is one of the best performing this year. On a recent long run, I reflected that the effects of Nixon taking us off the gold standard in the early 1970’s have allowed politicians on both sides of the aisle to spend money with impunity. This hit home recently when my son, a full-time college student, was mailed a $1,200 check.

These policies are now making it more “productive” to accept a government hand out than take many jobs waiting to be filled. We are now living through an unprecedented monetary and fiscal stimulus, and to what effect? The Federal Reserve has succeeded in driving down interest rates with their bond purchases of all types (Treasury, High Yield, Mortgage, ETF’s, etc.). The yield on the 10 Year Treasury has effectively been cut in half in the past year (from 1.50% to 0.75%) and set off a boom in the bond market as well as residential housing. The bond market has outperformed the stock market by approximately 2% in the calendar year-to-date period (6% to 4%).

Intrepid Capital Fund

On the fiscal side of the ledger, controlled by legislation from the House of Representatives and Senate, we have bigger deficits than at any point in my lifetime. The uncomfortable spot we find ourselves in requires continued interest rate suppression – as the federal government can’t afford higher interest cost – along with higher tax revenues. The Presidential challenger is promising higher personal and corporate tax rates, not so much to address these fiscal imbalances, but rather to allocate to his party’s priorities.

The Fund enters this “season” with double digit cash balances that should serve to buffer volatility and provide “dry powder” to deploy if we have turbulence before or after the election. Either way, keep a bottle of Pepto Bismol handy!

For the third calendar quarter of 2020, the following were our top five performers:

Copart (CPRT)
Berkshire Hathaway (BRK/B)
Take Two Interactive (TTWO)
WNS Holdings (WNS)
Twitter Inc (TWTR)

The bottom five performers were:

SP Plus (SP)
CVS Health (CVS)
Skechers (SKX)
Fabrinet (FN)
AmerisourceBergen Corp (ABC)

For the Fund’s fiscal year ending 9/30/20, the top five performers were:

Interactive Corp (IAC) / Match Group (MTCH)
Dollar General (DG)
Take Two Interactive (TTWO)
Mastercard Incorporated (MA)
Electronic Arts (EA)

The bottom five performers were:

SP Plus (SP)
Vistra Corp (VST)
CTO Realty (CTO)
Hanesbrands (HBI)
Discovery Inc. (DISCK)

Intrepid Capital Fund

Thank you for your continued support. If there is anything we can do to serve you better, please do not hesitate to call.

Best Regards,

Mark Travis
Intrepid Capital Fund Portfolio Manager

Mutual fund investing involves risk.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The S&P 500® Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bloomberg Barclays US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  The Bloomberg Barclays (BB) Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500® Index and 40% bonds represented Bloomberg Barclays US Government/Credit 1-5 Yr Index. You cannot invest directly in an index.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Please see the Schedule of Investments in this report for complete Fund holdings.

Intrepid Endurance Fund

October 1, 2020

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Endurance Fund	Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

PERFORMANCE

	Total Return as of September 30, 2020
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Endurance Fund – Inv.	10/03/05	7.07%	0.00%	4.72%
Intrepid Endurance Fund – Inst.	11/03/09	7.24%	0.21%	5.02%
Morningstar Small Cap Index		4.90%	-9.97%	-2.17%

	Average Annualized Total Returns
	as of September 30, 2020
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Endurance Fund – Inv.	0.75%	2.01%	3.57%	6.61%
Intrepid Endurance Fund – Inst.	0.98%	2.25%	3.83%	4.98%
Morningstar Small Cap Index	1.46%	7.29%	9.76%	7.40%^

^	Since Inception returns are as of the fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the Morningstar Small Cap Index is 10.94%.

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2020, the annual operating expense (gross) for the Intrepid Endurance Fund-Investor Share Class is 1.56% and for the Intrepid Endurance Fund-Institutional Share Class is 1.33%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2021 such that the total operating expense for the Endurance Fund – Investor Share Class is 1.15% and for the Endurance Fund-Institutional Share Class is 1.15%. The Endurance Fund-Investor Share Class may have Net Expense higher

Intrepid Endurance Fund

than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Endurance Fund-Investor Share Class is 1.39%. The Net Expense for the Endurance Fund-Institutional Share Class is 1.16%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

October 1, 2020

Dear Fellow Shareholders,

It’s nice to have sports back, isn’t it?  I’m a huge sports fan and confess that a lack of televised games was one of the toughest things for me to get used to during the lockdown.  One small consolation in that time was the ESPN release of a 10-part documentary on Michael Jordan entitled The Last Dance.  The documentary gives a behind the scenes glimpse into the Chicago Bulls’ quest for a 3-peat in the 1997-98 season, but is perhaps more notable for its in-depth review of Jordan’s early career, rise to stardom, and the personal qualities that drove him to greatness (don’t worry, we won’t compare ourselves to Jordan).

One of my favorite parts in the documentary was when a young Jordan was rehabbing a broken foot in his second season with the Bulls.  He convinced the team to let him return to his college campus at North Carolina and do some light rehab and training.  Before too long, he was in the gym playing one-on-one, then three-on-three and five-on-five, completely unbeknownst to the Bulls.  That segment in the documentary reminded me of a similar story about Jordan returning to North Carolina to scrimmage college players (as a UNC alum, I can’t help but weave in a story or two about Carolina basketball).  This one was not profiled in the documentary but is pertinent to how we have approached portfolio management in this environment.

The story I am referring to involves Jerry Stackhouse and Rasheed Wallace – two players that starred as college teammates at North Carolina and went on to have long and storied careers in the NBA.  One day in the mid-1990s, Jordan returned to Chapel Hill to work himself back into basketball shape for his return to the NBA following a stint playing baseball.  Jordan practiced with the team and, in true Jordan fashion, stuck around afterward to take on any challengers in one-on-one.  Eager to prove he could hang, Stackhouse played Jordan over and over.  And he lost every game.  Wallace?  He didn’t bother.  He was back in the locker room before any games even started, with his feet soaking in ice water.  He knew.

…

Intrepid Endurance Fund

Today’s capital markets in many ways seem extraordinary.  The disparity between record high stock prices and record high unemployment can seem confounding.  Rates are historically low while debt is historically high.  Central bank willingness to provide monetary support to markets is unprecedented.  Political and civil tension is high.

With that in mind, it’s no surprise that we are often asked how this all ends.  Is it possible for central banks to lose their perceived control on the markets?  Will all of the “money printing” from the Federal Reserve create inflation?  What will it take for “value” stocks to outperform “growth” stocks?  What happens to the economy if there is a second wave?

These are all important questions for the markets to wrestle with.  In fact, we would posit that the future trajectory of inflation (and likewise interest rates) might be the single most important macro issue facing investors today.  However, we do not take a position on this issue, nor do we try to forecast where it might end up.  Much like the direction of inflation, the answers to the macro questions above depend on the interplay between so many factors – many of them highly complicated or random.

We would argue that it is nearly impossible to consistently gain an edge over the market by being better forecasters of macro metrics.  Rather ironically, these issues that are seemingly most important are the ones least worth focusing on.  Like Rasheed Wallace contemplating the opportunity to take on Jordan, we recognize that we have no competitive edge in macro prediction and do not bother expending the effort.

Instead, we focus on (1) identifying great small cap businesses selling at attractive prices, and (2) constructing a portfolio that is not over-exposed to any certain macro or sector risk.  For example, take the issue of inflation.  If inflation picks up, we think the majority of the companies in the Endurance Fund (“the Fund”)  have meaningful pricing power to hedge them and that some of our lowest multiple stocks will tend to outperform “growth” names that might not yet be profitable.  On the other hand, if we have deflation, we would expect our portfolio – which skews higher quality and above GDP (Gross Domestic Product) growth – to continue to compound at attractive rates.  We are not putting all of our eggs in one basket, but rather building a portfolio that can “endure” any type of macro environment.

Performance & Positioning

For the quarter ended September 30, 2020, the Endurance Fund returned 7.07%.  This compared favorably to the Morningstar Small Cap Index’s return of 4.90%.  As noted in the prior two letters, the Fund deployed a substantial portion of its large cash balance amidst the covid-driven selloff earlier this year, and is now positioned for more upside potential should equities continue grinding higher.

You should also expect the Fund’s current positioning to result in greater volatility than it had in the past, owing primarily to the larger portion invested in equities.  Relative to the post-financial crisis bull market, we would expect the Fund’s post-covid performance to have greater potential upside potential participation, but

Intrepid Endurance Fund

without losing the focus on reducing downside hedging which has been the hallmark of its historical success.  For instance, when small cap indices peaked in the quarter on 9/2/20, the Fund’s quarter-to-date return was 10.4% versus 10.2% for its benchmark (~102% upside capture).  When small caps tailed off to end the quarter (9/2 – 9/30), the Fund returned -3.0% compared to -4.8% for its benchmark (~63% downside capture).

Top Ten Holdings	(% of Net Assets)

Skechers U.S.A, Inc. – Class A	6.4%
Take-Two Interactive Software, Inc.	6.1%
WNS Holdings, Ltd.	5.5%
IAA, Inc.	4.4%
Burlingston Stores, Inc.	4.0%
Fabrinet	3.7%
iShare Gold Trust	3.6%
Becle SAB de CV	3.1%
SP Plus Corp.	3.0%
Five Below, Inc.	2.9%

Top ten holdings are as of September 30, 2020. Fund holdings are subject to change and are not recommendations to buy or sell any security.

For the Fund’s fiscal year ended September 30, 2020, the Fund returned 4.72% compared to -2.17% for the benchmark Morningstar Small Cap Index.

Despite what sounds like a fairly small return of 4.90% for the Fund’s benchmark, the quarter was marked by significant volatility.  The widely followed CBOE Volatility Index (VIX) only closed below 22 on two occasions during the quarter.  By contrast, the VIX only closed above 22 on two occasions in the third quarter of 2019.  This volatility allowed us to deploy more of the Fund’s cash reserves which totaled 17.5% as of September 30, 2020, compared to 20.0% at the end of the prior quarter.  Periods such as these when uncertainty and volatility are high are the preferred environments for the Fund.  Because we look past near-term risks that can often weigh on stocks (e.g. trade disputes, elections), it allows us to allocate your capital with conviction into great businesses which we intend to hold over longer term periods (i.e. multiple years).

New Purchases

The Fund made two new purchases during the quarter.  The first is a homebuilder called LGI Homes (LGIH).  LGI has had tremendous success within the niche of low-cost homes targeting first time buyers.  We think they have developed a unique operating model which they have been able to successfully expand outside their home market in Texas into the southeast and broader US.  There is also quite clearly a housing shortage in the US, which we believe will benefit homebuilders, and particularly builders like LGIH which focus on entry level priced homes.  A post-covid migration toward suburbs and smaller cities would also be a tailwind.  The business is growing attractively, earns good returns on capital, has significant insider ownership, and is trading at less than 14x earnings.

The second purchase was a cannabis company called Trulieve (TRUL CN).  We know, we know, this doesn’t sound like the type of industry or business we would typically get involved with.  But unlike some of the early cannabis “companies” clearly trying to capitalize on the investor hype in the space, we believe Trulieve has

Intrepid Endurance Fund

one of the strongest business models in the industry.  Cannabis dispensaries are regulated at the state level and Trulieve has a dominant position in the state of Florida (market share of 50%!), which has one of the most attractive regulatory structures.  While the entire industry is growing rapidly, Trulieve is one of the only large operators that is currently profitable and has a proven business model.  We believe the societal stigmas toward cannabis that have historically been in place are slowly eroding, and that Trulieve’s current stock price is compensating investors well for the risk we are assuming.  It is a relatively small position in the portfolio at 2.4%.

Contributors & Detractors

For the quarter ended September 30, 2020, the largest contributors to performance were Take-Two Interactive (TTWO), IAA Inc (IAA), and WNS Holdings (WNS).  Each of these companies are large positions in the Fund and benefitted from strong quarterly results.  The largest detractors to performance were SP Plus (SP), Skechers USA (SKX) and Silicom (SILC).  While it showed signs of improvement and a return to profitability in the quarter, parking lot operator SP is still dealing with covid-related challenges, and we expect the recovery in their business will take patience.  We do not believe the weakness in Skechers or Silicom’s share prices were related to any long-term fundamentals and our theses on these businesses remains unchanged.

For the year ended September 30, 2020, the largest contributors to performance were Take-Two Interactive (TTWO), Ollie’s Bargain Outlets (OLLI) and IAA Inc (IAA).  The largest detractors to performance were SP Plus (SP), Hanesbrands (HBI) and Garrett Motion (GTX).  We no longer own Hanesbrands or Garrett Motion.

Looking Forward

We remain optimistic about the Fund’s future.  An uncertain path of economic recovery, unpredictable changes in covid cases, volatile political environment and other factors are creating huge swings in market sentiment.  The high volatility that accompanies these swings is beneficial to our management strategy, as it allows us greater opportunity to commit your capital to good businesses at good prices.

In addition, we have been pleasantly surprised at the valuations of many high-quality small cap businesses.  Propelled by favorable narratives, the market is red hot in certain areas (e.g. SPACs, IPOs, software, etc.), while smaller companies have not garnered the same attention and recovery in share price.  There are several companies on our possible buy list of high-quality small caps whose prices are approaching our targeted entry points.  The Fund’s 17.5% cash reserves give us the dry powder to purchase these names without liquidating others, while also seeking to protect your capital in the event of a drawdown.
…

Rasheed Wallace went on to have a long and successful career in the NBA.  Despite the seemingly carefree attitude toward taking on Jordan, he was known as a fierce competitor in the league.  His ability to stretch the floor and hit deep jump shots as a

Intrepid Endurance Fund

center was relatively unique in his era, when most big men tried to dominate inside and score in the low post.  But Wallace understood his game well and knew how to press his advantage.  This self-awareness helped lead him to a 16-season career, four NBA All-Star appearances, and a championship (we’ll conveniently ignore his awe-inspiring records for technical fouls & ejections).  Like Wallace, we understand our advantage well – a deep fundamental understanding of small companies, valuation discipline, and a highly flexible ability to deploy your capital into the best opportunities.  This approach is the foundation for the Fund’s longevity, and we are confident it should continue to provide you attractive returns over long-term periods.  Thank you for your investment.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Endurance Fund	Intrepid Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

Earnings growth is not representative of the Fund’s future performance.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. VIX refers to the Chicago Board Options Exchange’s CBOE Volatility Index, a popular measure of the stock market’s expectation of volatility based on S&P 500® index options. It is calculated and disseminated on a real-time basis by the CBOE, and is often referred to as the fear index or fear gauge. You cannot invest directly in an index.

A special purpose acquisition company (SPAC) is a company with no commercial operations that is formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company. An initial Public Offering (IPO) is the first sale of stock by a private company to the public.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Please see the Schedule of Investments in this report for complete Fund holdings.

Intrepid Income Fund

October 1, 2020

Mark F. Travis, President/C.E.O.	Hunter Hayes
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

PERFORMANCE

	Total Return as of September 30, 2020
	Inception
	Date	Qtr.	YTD	1 Year
Income Fund – Inst.^	08/16/10	3.50%	1.25%	2.27%
Bloom Barc US Gov/Cred 1-5Yr TR Index		0.37%	4.36%	4.88%
Bloomberg Barclays US Agg Bond Index		0.62%	6.79%	6.98%

	Average Annualized Total Returns
	as of September 30, 2020
				Since
	3 Year	5 Year	10 Year	Inception
Income Fund – Inst.^	2.47%	3.40%	3.15%	3.55%
Bloom Barc US Gov/Cred 1-5Yr TR Index	3.47%	2.59%	2.09%	3.05%
Bloomberg Barclays US Agg Bond Index	5.24%	4.18%	3.64%	4.62%

^
Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010. Performance shown prior to August 16, 2010 (Since Inception) reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Effective January 31, 2014, the Investor Class shares of the Fund were closed, and any outstanding Investor Class shares were converted into Institutional Class shares.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2020, the annual operating expense (gross) for the Intrepid Income Fund-Institutional Share Class is 1.10%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until

Intrepid Income Fund

January 31, 2021 such that total operating expense for the Income Fund-Institutional Share Class is 0.90%. The Net Expense for the Income Fund-Institutional Class is 0.91%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

30-Day Subsidized SEC Yield: 7.06%; 30-Day Unsubsidized SEC Yield: 6.78%

October 1, 2020

“I would have written a shorter letter, but I did not have the time.”
~ Blaise Pascal

Dear Fellow Shareholders,

Blaise Pascal was a Renaissance man.  During his short life, the Frenchman made vast contributions to mathematics, physics, philosophy, and even finance.  In fact, Pascal was the first person to explore the now ubiquitous concept of expected value.  He reasoned that, when faced with a choice, one should identify all possible outcomes, determine the values and probabilities of the outcomes, multiply the two, then sum up those products to make an optimal decision.

At Intrepid, we use the concept of expected value all the time.  For example, if we are evaluating an investment that has a 50% chance of returning 10% and a 50% chance of returning -10%, the probability weighted expected return would be 0%, and we would pass on that idea.  Things are never this clear cut in real life, but the framework is useful for evaluating investment decisions.

When we determine whether to lend a company money, we often define a best and worst-case scenario and assign probabilities to each.  After calculating an expected value, we can view capital deployment through a risk-adjusted lens.  Although this framework is entirely reliant on our assumptions, it allows us to ascertain risk and reward in a practical and easy-to-understand way.

Pascal’s concept of expected value is also the basis for perhaps his most famous argument – Pascal’s Wager.  This wager is Pascal’s solution to the age-old question of whether one should believe in God or not.  Pascal argues that the reward for belief in God is infinite (eternal life, heaven, etc.) while the cost for believing in God is relatively low (going to church, praying, etc.) and the worst-case outcome is unknowable.  Therefore, Pascal argued, it is prudent to keep praying!

It seems like many investors have adapted Pascal’s Wager to the financial markets.  We have heard countless arguments about the omnipotence of the Federal Reserve and the endless arsenal of tools Jerome Powell possesses to buoy risk assets.  Given recent history, one might assume that buying any dip offers tantalizing upside and muted downside.  After all, spreads on high yield bonds peaked the day the Fed announced it would implicitly backstop junk bonds, and the Nasdaq is up over 50% since April.

Intrepid Income Fund

In the world of high yield debt, where many credits yield less than 3% today, debt investors in search of meaningful yield must now venture farther out on the risk spectrum.  Generally, riskier credits carry more debt which makes the issuers of that debt more sensitive to economic shocks.  Some investors seem convinced that the Fed can continue to insulate these riskier borrowers indefinitely with a deluge of liquidity and low rates.

But the Fed is not omnipotent.  The liquidity band-aid that has been slapped on the economic wound from the pandemic is cosmetic at best.  When the dust settles, we will be left with a deep scar in the form of onerous corporate, personal, and national leverage.  The assumption that support from the Fed somehow justifies absurd equity valuations or makes all indexed high yield issuers creditworthy is flawed.  The Fed cannot turn bad credits into good credits just by pushing prices up.

We are not suggesting that it is prudent to sit this market out.  After all, the Income Fund is fully invested.  We are pointing out that everything seems to be working right now.  As an investor once put it, “making money in a rising market is no more remarkable than getting wet while walking in the rain.”

Just like a rainstorm, we do not believe that rising markets last forever.  Sooner or later, which companies we lend to will matter.  Accordingly, we continue to deploy capital through a disciplined approach based on expected value and do not make decisions predicated on a handout from the Fed.

Credit markets enjoyed a strong calendar third quarter.  The Bloomberg Barclays U.S. Gov/Credit 1-5Y TR Index returned 0.37%.  Investment grade corporate bonds returned 1.69% for the quarter, as measured by the ICE BAML US Corporate Index.  The lower quality ICE BAML US High Yield Index saw an increase of 4.71%.

The Income Fund returned 3.50% in the third calendar quarter.  At the end of the quarter, the Fund had a yield-to-worst of 8.40% and an effective duration of 1.94 years.

For the fiscal year which ended 9/30/2020, the Fund returned 2.27%.  During the same period, the Bloomberg Barclays U.S. Gov/Credit 1-5Y TR Index returned 4.88%, the ICE BAML US Corporate Index returned 7.84%, and the ICE BAML US High Yield Index saw an increase of 2.30%.

The third quarter was an active one for the Fund. We lent money to eight new companies, including:

•
KeHE Distributors, LLC – KeHE is a food distribution company in the specialty, natural, and organic categories. We like the experienced management team and the fast-growing end-markets to which KeHE has exposure. When the company issued its 8.625% notes due 10/15/2026 late last year, we passed on the deal in the primary market because of the high leverage.  During the pandemic, however, sales have surged, and the company has improved its balance sheet. Today, KeHE’s notes yield over 6% to the 2022 call which we

Intrepid Income Fund

believe is good value given the company’s low leverage, high free cash flow generation, and ample liquidity.

•
Meredith Corporation – Meredith is a diversified media company that owns several large magazine brands and network-affiliated television stations.  A few years ago, Meredith took on some debt to purchase Time for $3.2 billion.  Although this turned out to be an ill-timed acquisition, the company still generates good free cash flow (double-digit percentage of total debt) and has been using this cash towards debt reduction.  Although COVID-19 has caused leverage to increase, we believe Meredith is in a good liquidity position and can get to its long-term net total leverage target of 2.0x over the next couple of years.  We own the 6.875% notes due 02/01/2026 that currently yield just under 10% to maturity.

•
Speedway Motorsports, LLC – Speedway is a leading promoter, marketer, and sponsor of motorsports.  We have owned the company’s equity and debt in the past and decided to dive back into the debt after it sold off.  The company generates consistent free cash flow and has had a nice bounce back in revenue with NASCAR events starting to resume.  When we purchased the 4.875% notes due 11/01/2027 during the quarter, the bonds were yielding ~6.50% to maturity.  Although they have traded up since then, we continue to hold this position.

•
Turning Point Brands, Inc. – We purchased Turning Point’s 2.5% broken convertible bonds due 7/15/2024 at roughly an 8% yield to maturity at the beginning of the quarter.  The company sells tobacco products through three verticals: Smokeless, Smoking, and NewGen.  The Smokeless and Smoking segments are stable and recession resistant with >50% gross margins and ~40% operating margins.  Both segments are still growing the topline through market share gains and price increases.  NewGen has exposure to vaping and is a high risk/reward call option.  We believe the company carries investment grade credit risk even though the notes are unrated.  If NewGen works out, we believe the stock could also appreciate considerably and cause the converts to end up in the money.

•
Vista Outdoors, Inc. – Vista is an outdoor sports and recreation company.  This is another position we have owned on both the debt and the equity side before.  The company has steadily been deleveraging its balance sheet through asset sales and enjoyed a surge in ammunition sales earlier this year that translated to a free cash flow yield of over 25% of its debt load.  We continue to like Vista’s 5.875% notes due 10/01/2023 which are currently yielding ~4.5% to next year’s call.

•
Oppenheimer Holdings Inc. – Oppenheimer is a middle market investment bank and wealth manager that serves companies and high net worth customers.  The company makes its money through advisory services, fees on assets under management, trading, and retail commissions.  We even do a decent amount of

Intrepid Income Fund

our bond trading through Oppenheimer! We bought the company’s 5.5% notes due 10/01/2025 in the primary market given the low leverage and improving profitability profile.

•
Tervita Corp. – Tervita is a Canadian energy services company.  Although the company was thwacked along with other energy names during the worst of the pandemic, Tervita has a good balance sheet and an undrawn revolver that gives it tons of liquidity.  Drilling has started to resume in the Western Canadian Sedimentary Basin, which is good for Tervita.  We recently purchased the company’s 7.625% notes due 12/01/2021, as we believe a refinancing is imminent.

Top Ten Holdings	(% of Net Assets)

Curaleaf, 01/10/24, 13.000%	5.2%
Trulieve Cann., 06/18/2024, 9.750%	4.1%
Turning Pt. Brands, 07/15/2024, 2.500%	4.1%
CTO Realty Growth, 04/15/2025, 3.875%	3.9%
WisdomTree Investments,
06/15/2023, 4.250%	3.8%
Oppenheimer Holdings,
10/01/2025, 5.5000%	3.7%
Magnachip Semi, 07/15/2021, 6.625%	3.7%
Teekay, 01/15/2023, 5.000%	3.6%
Caleres, 08/15/2023, 6.250%	3.4%
Meredith, 02/01/2026, 6.875%	3.3%

Top ten holdings are as of September 30, 2020. Fund holdings are subject to change and are not recommendations to buy or sell any security.

The Fund’s top contributors for the three-month period ending September 30, 2020 were Matador Resources Co. 5.875% notes due 9/15/2026, Consolidated Tomoka Land Co 3.875% notes due 04/15/2025, and Caleres Inc. 6.25% notes due 8/15/2023.  The Fund only had one material detractor for the quarter, EZ-Corp Inc. 2.875% notes due 7/01/2024.  After a large run-up from our initial purchase price, these convertible notes gave up some gains but remain one of our favorite positions.

The Fund’s top contributors for the fiscal year ending September 30, 2020 were Cincinnati Bell 8.0% notes due 10/15/2025, Curaleaf Inc. term loan due 01/14/2024, and Trulieve Corp. 9.75% notes due 6/18/2024.  The Fund’s top detractors for the fiscal year were EQM Midstream Partners 4.75% notes due 7/15/2023, Bombardier Inc. 6.0% notes due 10/15/2022, and Great Western, LLC 9.0% notes due 9/30/2021.

The Income Fund had seven positions that were called or matured in the third calendar quarter.  We also rebalanced several positions.  The proceeds from the bonds that matured or were called were redeployed into some of the new securities we listed above as well as existing positions.

We are pleased with the amount of opportunities we have uncovered during this unusual time.  Our preference is to continue deploying capital into short duration securities with a clear path to repayment.  As tempting as it may be to put one’s faith in the almighty Federal Reserve, we remain steadfast in our conviction that good credit work and discipline will ultimately prove the more prudent path.

Intrepid Income Fund

Thank you for your investment.

Sincerely,

Mark F. Travis, President	Hunter Hayes
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible.

All investments involve risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Bloomberg Barclays US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P. The Nasdaq Composite Index is the market-capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange. ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one-year remaining term to final maturity. The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. You cannot invest directly in an index.

Yield-to-Worst is the lowest yield an investor can expect when investing in a callable bond. Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. In-the-money is an expression that refers to an option that possesses intrinsic value, indicating an option has value in a strike price that is favorable in comparison to the prevailing market price of the underlying asset.

30-Day SEC Yield (subsidized/unsubsidized) represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Please see the Schedule of Investments in this report for complete Fund holdings.

Intrepid Disciplined Value Fund

October 1, 2020

Clay Kirkland, CFA
Disciplined Fund Portfolio Manager

PERFORMANCE

	Total Return as of September 30, 2020
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Disc. Value Fund	10/31/07	4.79%	2.13%	1.97%
S&P MidCap 400® Index		4.77%	-8.62%	-2.16%
S&P MidCap 400® Value Index		2.00%	-19.39%	-13.41%
S&P 500® Index		8.93%	5.57%	15.15%

	Average Annualized Total Returns
	as of September 30, 2020
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Disc. Value Fund	-0.66%	3.22%	5.29%	4.32%
S&P MidCap 400® Index	2.90%	8.11%	10.49%	7.39%
S&P MidCap 400® Value Index	-1.92%	5.40%	8.80%	5.81%
S&P 500® Index	12.28%	14.15%	13.74%	8.46%

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2020, the annual operating expense (gross) for the Intrepid Disciplined Value Fund-Investor Share Class is 1.65%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2021 such that total operating expense for the Disciplined Value Fund-Investor Share Class is 1.30%. The Net Expense for the Disciplined Value Fund-Investor Share Class is 1.32%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

Intrepid Disciplined Value Fund

October 1, 2020

Dear Fellow Shareholders,

The third quarter of 2020 was another period of strong returns in the equity markets.  Impressive earnings results from a handful of the largest technology companies helped once again drive outperformance in the large-cap indices compared to small and mid-cap indices.

Top Ten Holdings	(% of Net Assets)

Dollar General Corp.	5.0%
Laboratory Corp. of America Holdings	4.0%
Bio-Rad Laboratories	3.9%
Facebook, Inc. – Class A	3.8%
Amdocs Ltd.	3.8%
Americold Realty Trust	3.6%
Waste Connections, Inc.	3.6%
iShares Expanded Tech ETF	3.4%
Dollar Tree, Inc.	3.3%
AmerisourceBergen Corp.	3.3%

Top ten holdings are as of September 30, 2020. Fund holdings are subject to change and are not recommendations to buy or sell any security.

The Disciplined Value Fund returned 4.79% in the quarter compared to 2.00% for the S&P 400® Midcap Value Index and 4.77% for the S&P 400® Midcap Index.  The S&P 500® Index returned 8.93%.

The Fund returned 1.97% in the fiscal year compared to -13.41% for the S&P 400® Midcap Value Index and -2.16% for the S&P 400® Midcap Index. The S&P 500® Index returned 15.15%.

Activity in the Fund was minimal during the quarter.  We have worked hard to upgrade the quality of businesses which has resulted in a portfolio of stocks that we believe will continue to create value for shareholders over a long period of time.  Therefore, turnover in positions will be much lower than it may have been in the past.

We have received many questions about our plan of action in regard to the Presidential Election.  The consensus expectation is for increased volatility which should come as no surprise.  Rather than react to the ebbs and flows of who is leading the race in the weeks leading up, or try to predict the outcome by positioning the portfolio for a specific winner, we continue to identify companies that we believe will do well regardless of the outcome.  In fact, we welcome any volatility that may occur as it increases the likelihood of being able to reinvest cash from recent sales at more attractive prices.

A new position that we added during the quarter is Utz Brands.  The family owned business was founded nearly 100 years ago and grown to be one of the largest salty snack companies in the United States.  In addition to its namesake, it owns many well-known brands like Zapp’s, Golden Flake, Dirty Potato Chips, Boulder Canyon, and many more.  Utz came public by way of a SPAC (special purpose acquisition company) named Collier Creek Holdings and began trading during the quarter under the new ticker UTZ.  The board of directors has former executives from Pinnacle Foods who have a proven track record of value creation and intend to employ the same playbook with Utz.  Aside from the long runway of potential M&A, we like the defensive nature of the salty snack category.  While the category has been a steady

Intrepid Disciplined Value Fund

grower over a long period of time, it tends to perform even better in times of distress as consumers eat more salty snacks.  We purchased shares of the SPAC before the transaction officially closed.  The share price appreciated meaningfully around the time the deal closed to a valuation that was not nearly as attractive, so we decreased the size of the position in the portfolio.

The three largest contributors to performance in the quarter were Utz Brands, Take-Two Interactive Software (ticker: TTWO), and Laboratory Corporation of America Holdings (ticker: LH).

Take Two is a video game developer that we have owned since the beginning of 2019.  The company and its peers have benefited from increased engagement due to the pandemic which helped drive strong earnings results when it reported during the quarter.  The much-anticipated new console releases that are slated for later this year along with a robust pipeline of upcoming title releases in the next 12 months should help propel the stock higher in our opinion.  We are bullish on the gaming industry and believe it will continue to benefit from many secular tailwinds.

We have owned Laboratory Corp for many years and have written about it in the past.  Its largest segment operates in a duopoly with Quest Diagnostics in the clinical diagnostics industry.  Laboratory Corp has diversified its business in recent years through an acquisition of a CRO (contract research organization).  The diagnostics business is a steady low-single digit grower, but we believe the CRO segment will help accelerate revenue growth and expand margins in the coming years.

The two largest detractors to performance in the quarter were Western Digital (ticker: WDC) and Silicom Ltd (ticker: SILC).  The remaining detractors were immaterial to performance.

Western Digital is one of the largest memory chip producers in the world.  We had purchased a small position with an anticipation of a recovery in demand as shares remained at depressed levels.  However, its earnings announcement in early August provided guidance that was well below expectations.  We chose to quickly cut our losses as there is too much uncertainty around the timing of a recovery in chip demand.

Silicom has disappointed investors in recent quarters by pushing out the timeline for new orders.  The company reported earnings that were in line with expectations and provided upbeat guidance for the upcoming quarter.  Management predicts that we are at the point where delayed orders will begin coming in and we should see a material pick up in business.  While the shares trade at a very attractive valuation and the company has over $9 per share in cash, we are losing conviction in the long-term thesis.

So far 2020 has been a year that most will never forget, for better or worse.  I doubt the fourth quarter will be the exception.

Intrepid Disciplined Value Fund

As always, thank you for entrusting us with your capital.

Sincerely,

Clay Kirkland
Intrepid Disciplined Value Fund Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible.

All investments involve risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500® Index is a broad based, unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market in general. The S&P MidCap 400® Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap. The S&P MidCap 400 Value Index is a float-adjusted, capitalization-weighted index, providing investors with a benchmark of value stocks, with index constituents being drawn from the S&P MidCap 400® Index. You cannot invest directly in an index.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Please see the Schedule of Investments in this report for complete Fund holdings.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2020 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2020 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2020 -
	April 1, 2020	September 30, 2020	September 30, 2020
Actual	$1,000.00	$1,194.10	$7.68
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2020 -
	April 1, 2020	September 30, 2020	September 30, 2020
Actual	$1,000.00	$1,195.40	$6.31
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2020 -
	April 1, 2020	September 30, 2020	September 30, 2020
Actual	$1,000.00	$1,274.00	$7.96
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2020 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2020 -
	April 1, 2020	September 30, 2020	September 30, 2020
Actual	$1,000.00	$1,275.90	$6.54
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2020 -
	April 1, 2020	September 30, 2020	September 30, 2020
Actual	$1,000.00	$1,083.40	$4.74
Hypothetical (5% return
before expenses)	1,000.00	1,020.45	4.60

*	Expenses are equal to the Fund’s annualized expense ratio (including interest expense) of 0.91%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2020 -
	April 1, 2020	September 30, 2020	September 30, 2020
Actual	$1,000.00	$1,288.10	$7.49
Hypothetical (5% return
before expenses)	1,000.00	1,018.45	6.61

*	Expenses are equal to the Fund’s annualized expense ratio (including interest expense) of 1.31%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2010.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG BARCLAYS COMBINED 1-5Y TR INDEX (60% S&P 500® INDEX, 40% BLOOMBERG BARCLAYS U.S. GOV/CREDIT INDEX) – The Bloomberg Barclays 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG BARCLAYS COMBINED INDEX (60% S&P 500® INDEX, 40% BLOOMBERG BARCLAYS U.S. GOV/CREDIT INDEX) – The Bloomberg Barclays Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg Barclays U.S. Gov/Credit Index. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

S&P 500® INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG BARCLAYS U.S. GOV/CREDIT 1-5Y TR INDEX – The Bloomberg Barclays 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2020)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	-1.88%	-3.05%	1.91%	3.98%	4.84%
Bloomberg Barclays Combined
1-5Y TR Index (60% S&P 500®
Index, 40% Bloomberg
Barclays U.S. Gov/
Credit Index)	11.64%	9.09%	9.69%	9.18%	6.87%
Bloomberg Barclays Combined
Index (60% S&P 500 Index,
40% Bloomberg Barclays
U.S. Gov/Credit Index)	12.92%	10.09%	10.57%	9.95%	7.48%
S&P 500® Index	15.15%	12.28%	14.15%	13.74%	8.99%
Bloomberg Barclays U.S. Gov/
Credit 1-5Y TR Index	4.88%	3.47%	2.59%	2.09%	3.06%
Bloomberg Barclays
U.S. Gov/Credit Index	8.03%	5.86%	4.66%	3.87%	4.52%
Intrepid Capital Fund –
Institutional Class	-1.67%	-2.82%	2.16%	4.23%	4.06%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Endurance Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2010.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2020)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/03/05)
Intrepid Endurance Fund –
Investor Class(1)	4.72%	0.75%	2.01%	3.57%	6.61%
Morningstar U.S. Small Cap
Total Return Index	-2.17%	1.46%	7.29%	9.76%	7.40%
Intrepid Endurance Fund –
Institutional Class(1)	5.02%	0.98%	2.25%	3.83%	4.98%*

*	Inception date of the Institutional Class was 11/3/09.
(1)	Prior to June 26, 2015, the Fund’s name was Intrepid Small Cap Fund. See Note 1.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2009.  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-5Y TR INDEX – Is a broad-based benchmark that measures the non-securitized component of the Barclays U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – Is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2020)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	2.27%	2.47%	3.40%	3.14%	3.55%
Bloomberg Barclays U.S. Gov/
Credit 1-5Y TR Index	4.88%	3.47%	2.59%	2.09%	3.05%
Bloomberg Barclays
U.S. Aggregate Bond Index	6.98%	5.24%	4.18%	3.64%	4.62%

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2010 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P MIDCAP 400® TR INDEX – A float-adjusted, capitalization-weighted index of 400 securities, providing investors with a benchmark for mid-sized U.S. companies. The Index covers approximately 7% of the total U.S. equity market and seeks to remain an accurate measure of mid-sized U.S. companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. A direct investment in an index is not possible.

S&P 500® TR INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

S&P MIDCAP 400® VALUE INDEX – A float-adjusted, capitalization-weighted index, providing investors with a benchmark of value stocks, with index constituents being drawn from the S&P MidCap 400® Index. The index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. The S&P MidCap 400® Value Index is a trademark of Standard & Poor’s Financial Services LLC. A direct investment in an index is not possible.

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2020)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/31/07)
Intrepid Disciplined
Value Fund	1.97%	-0.66%	3.22%	5.29%	4.32%
S&P MidCap 400® TR Index	-2.16%	2.90%	8.11%	10.49%	7.39%
S&P 500® TR Index	15.15%	12.28%	14.15%	13.74%	8.46%
S&P MidCap 400® Value Index	-13.41%	-1.92%	5.40%	8.80%	5.81%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2020 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$37,310,129
Corporate Bonds	14,310,670
Convertible Bonds	2,939,366
Real Estate Investment Trusts (REITs)	1,940,493
Cash*	7,726,167
$64,226,825

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2020 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Consumer Discretionary	$11,878,519
Information Technology	10,314,034
Communication Services	7,667,339
Industrials	7,321,667
Health Care	3,593,101
Financials	2,541,128
Exchange-Traded Fund	2,073,941
Consumer Staples	1,813,827
Real Estate Investment Trust (REIT)	1,375,281
Energy	376,752
Cash*	9,299,278
$58,254,867

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2020 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$62,755,949
Convertible Bonds	20,560,645
Bank Loan	4,963,750
Asset Backed Securities	3,437,370
Cash*	3,477,887
$95,195,601

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2020 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Communication Services	$3,979,208
Consumer Discretionary	2,844,995
Information Technology	2,459,415
Health Care	2,140,026
Industrials	1,163,023
Consumer Staples	1,137,537
Real Estate Investment Trusts (REITS)	985,930
Exchange-Traded Fund	654,908
Utilities	388,214
Convertible Bond	387,915
Real Estate	354,388
Cash*	2,677,558
$19,173,117

*	Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2020

COMMON STOCKS - 58.09%	Shares	Value
Capital Goods - 1.12%
Acuity Brands, Inc.	7,001	$716,552

Commercial & Professional Services - 4.61%
Copart, Inc. (a)	17,773	1,869,009
IAA, Inc. (a)	21,029	1,094,980
		2,963,989

Consumer Durables & Apparel - 2.90%
Skechers U.S.A., Inc. - Class A (a)	61,596	1,861,431

Diversified Financials - 4.27%
Berkshire Hathaway, Inc. - Class B (a)	8,019	1,707,566
Jefferies Financial Group, Inc.	57,624	1,037,232
		2,744,798

Food, Beverage & Tobacco - 1.99%
Becle SAB de CV (b)	630,224	1,281,454

Health Care Equipment & Services - 2.73%
AmerisourceBergen Corp.	7,526	729,420
CVS Health Corp.	17,509	1,022,526
		1,751,946

Insurance - 1.17%
Arthur J Gallagher & Co.	7,080	747,506

Media & Entertainment - 16.18%
Alphabet, Inc. (a)	1,152	1,688,371
Electronic Arts, Inc. (a)	11,886	1,550,053
IAC/InterActiveCorp (a)	13,043	1,562,291
Match Group, Inc. (a)	8,647	956,791
Take-Two Interactive Software, Inc. (a)	11,306	1,867,978
Madison Square Garden Sports Corp. (a)	7,552	1,136,425
Twitter, Inc. (a)	36,591	1,628,299
		10,390,208

Pharmaceuticals, Biotechnology & Life Sciences - 3.45%
ICON Plc (a)(b)	5,142	982,585
Trulieve Cannabis Corp. (a)(b)	66,143	1,231,907
		2,214,492

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

COMMON STOCKS - 58.09% (continued)	Shares	Value
Real Estate - 3.25%
CTO Realty Growth, Inc. (a)	18,809	$829,477
FRP Holdings, Inc. (a)	30,229	1,259,642
		2,089,119

Retailing - 6.16%
Booking Holdings, Inc. (a)	289	494,387
Dollar General Corp.	8,786	1,841,721
The TJX Companies, Inc. (a)	29,128	1,620,973
		3,957,081

Software & Services - 9.31%
Accenture Plc (b)	7,437	1,680,688
Mastercard, Inc.	3,872	1,309,394
Visa, Inc.	6,363	1,272,409
WNS Holdings Ltd. (a)(b)	26,882	1,719,373
		5,981,864

Technology Hardware & Equipment - 0.95%
Fabrinet (a)(b)	9,673	609,689
TOTAL COMMON STOCKS (Cost $31,105,797)		37,310,129

REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.09%
Real Estate - 2.09%
Alpine Income Property Trust, Inc.	38,468	598,177
PotlatchDeltic Corp.	31,884	1,342,316
TOTAL REIT (Cost $1,008,492)		1,940,493

CONVERTIBLE BONDS - 4.58%	Principal Amount
Diversified Financials - 1.84%
WisdomTree Investments, Inc.
4.250%, 06/15/2023 (c)	$1,225,000	1,178,089

Energy - 1.06%
Teekay Corp.
5.000%, 01/15/2023 (b)	837,000	679,680

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

CONVERTIBLE BONDS - 4.58% (continued)	Principal Amount	Value
Real Estate - 1.68%
CTO Realty Growth, Inc.
3.875%, 04/15/2025	$1,185,000	$1,081,597
TOTAL CONVERTIBLE BONDS
(Cost $3,048,356)		2,939,366

CORPORATE BONDS - 22.28%
Automobiles & Components - 2.54%
Nexteer Automotive Group Ltd.
5.875%, 11/15/2021 (b)(c)	1,632,000	1,635,025

Capital Goods - 3.07%
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,966,000	1,970,473

Consumer Services - 2.52%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (c)	1,587,000	1,618,740

Energy - 2.14%
Great Western Petroleum LLC
9.000%, 09/30/2021 (c)	1,190,000	705,075
Murphy Oil Corp.
6.875%, 08/15/2024	724,000	671,057
		1,376,132

Food & Staples Retailing - 1.95%
Ingles Markets, Inc.
5.750%, 06/15/2023	1,234,000	1,255,367

Funds, Trusts, and Other Financial Vehicles - 1.86%
Icahn Enterprises LP
6.750%, 02/01/2024	1,158,000	1,191,466

Pharmaceuticals, Biotechnology
& Life Sciences - 1.63%
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (b)	1,005,000	1,045,542

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

CORPORATE BONDS - 22.28% (continued)	Principal Amount	Value
Retailing - 3.32%
Caleres, Inc.
6.250%, 08/15/2023	$2,315,000	$2,129,800

Semiconductors & Semiconductor Equipment - 0.78%
MagnaChip Semiconductor Corp.
6.625%, 07/15/2021	500,000	500,000

Telecommunication Services - 2.47%
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (c)	1,500,000	1,588,125
TOTAL CORPORATE BONDS
(Cost $14,803,094)		14,310,670

SHORT-TERM INVESTMENT - 10.58%
Money Market Fund - 10.58%
STIT-Treasury Portfolio -
Institutional Class, 0.016% (d)	6,793,503	6,793,503
TOTAL SHORT-TERM INVESTMENT
(Cost $6,793,503)		6,793,503
Total Investments (Cost $57,490,134) - 98.55%		63,294,161
Other Assets in Excess of Liabilities - 1.45%		932,664
TOTAL NET ASSETS - 100.00%		$64,226,825

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2020, the value of these investments was $6,725,054, or 10.47% of total net assets.

(d)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACT
September 30, 2020

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered
Counterparty	Settlement	to be	in Local	to be	in Local	Unrealized
of Contract	Date	Received	Currency	Delivered	Currency	Depreciation
State Street Bank	11/13/2020	USD	954,172	MXN	23,770,000	$(115,212)
$(115,212)

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
September 30, 2020

COMMON STOCKS - 76.60%	Shares	Value
Capital Goods - 2.21%
Acuity Brands, Inc.	12,583	$1,287,870

Commercial & Professional Services - 8.78%
Copart, Inc. (a)	7,789	819,091
IAA, Inc. (a)	49,243	2,564,083
SP Plus Corp. (a)	96,345	1,729,393
		5,112,567

Consumer Durables & Apparel - 8.44%
LGI Homes, Inc. (a)	10,222	1,187,489
Skechers U.S.A., Inc. - Class A (a)	123,340	3,727,335
		4,914,824

Diversified Financials - 2.84%
Jefferies Financial Group, Inc.	91,885	1,653,930

Energy - 0.65%
Bonanza Creek Energy, Inc. (a)	20,040	376,752

Food, Beverage & Tobacco - 3.11%
Becle SAB de CV (b)	892,047	1,813,827

Media & Entertainment - 13.16%
Liberty Braves Group - Class C (a)	58,626	1,231,732
Manchester United PLC - Class A (b)	96,292	1,400,086
Take-Two Interactive Software, Inc. (a)	21,419	3,538,847
Madison Square Garden Sports Corp. (a)	9,946	1,496,674
		7,667,339

Pharmaceuticals, Biotechnology
& Life Sciences - 6.17%
Charles River Laboratories International, Inc. (a)	2,809	636,098
ICON PLC (a)(b)	7,968	1,522,605
Trulieve Cannabis Corp. (a)(b)	77,015	1,434,398
		3,593,101

Retailing - 11.95%
Burlington Stores, Inc. (a)	11,303	2,329,435
Etsy, Inc. (a)	8,773	1,067,060

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

COMMON STOCKS - 76.60% (continued)	Shares	Value
Retailing - 11.95% (continued)
Five Below, Inc. (a)	13,310	$1,690,370
Floor & Decor Holdings, Inc. - Class A (a)	14,475	1,082,730
Ollie’s Bargain Outlet Holdings, Inc. (a)	9,091	794,099
		6,963,694

Software & Services - 11.90%
Amdocs Ltd. (b)	21,745	1,248,380
Keywords Studios Plc (b)	44,682	1,254,588
Sykes Enterprises, Inc. (a)	35,599	1,217,842
WNS Holdings Ltd. (a)(b)	50,158	3,208,106
		6,928,916

Technology Hardware & Equipment - 5.81%
Fabrinet (a)(b)	34,644	2,183,611
Silicom Ltd. (a)(b)	37,095	1,201,507
		3,385,118

Transportation - 1.58%
Ryanair Holdings PLC (a)(b)	68,863	921,231
TOTAL COMMON STOCKS (Cost $36,370,916)		44,619,169

EXCHANGE-TRADED FUND - 3.56%
Diversified Financials - 3.56%
iShares Gold Trust (a)	115,283	2,073,941
TOTAL EXCHANGE-TRADED FUND
(Cost $1,475,242)		2,073,941

REAL ESTATE INVESTMENT TRUST (REIT) - 2.36%
Real Estate - 2.36%
PotlatchDeltic Corp.	32,667	1,375,281
TOTAL REIT (Cost $1,105,387)		1,375,281

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

CONVERTIBLE BOND - 1.52%	Principal Amount	Value
Diversified Financials - 1.52%
EZCORP, Inc.
2.875%, 07/01/2024	$1,000,000	$887,198
TOTAL CONVERTIBLE BOND (Cost $857,603)		887,198

SHORT-TERM INVESTMENT - 9.18%
U.S. Treasury Bill - 9.18%
United States Cash Management Bill
0.146%, 10/20/2020 (c)	5,348,000	5,347,591
TOTAL SHORT-TERM INVESTMENT
(Cost $5,347,591)		5,347,591
Total Investments (Cost $45,156,739) - 93.22%		54,303,180
Other Assets in Excess of Liabilities - 6.78%		3,951,687
TOTAL NET ASSETS - 100.00%		$58,254,867

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2020

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
Bank of Montreal	11/27/2020	USD	906,591	GBP	737,000	$(44,669)
Bank of New
York Mellon	03/11/2020	USD	1,678,325	MXN	36,903,000	40,963
State Street Bank	03/11/2020	USD	965,877	EUR	814,000	7,859
						$ 4,153

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2020

ASSET-BACKED SECURITIES - 3.61%	Principal Amount	Value
Transportation - 3.61%
Continental Airlines 2010-1 Class A
Pass Through Trust
4.750%, 01/12/2021	$2,190,559	$2,170,306
UAL 2007-1 Pass Through Trust
6.636%, 01/02/2024	1,340,704	1,267,064
TOTAL ASSET-BACKED SECURITIES
(Cost $3,540,371)		3,437,370

BANK LOAN - 5.22%
Consumer Services - 5.22%
Curaleaf, Inc. 13.000%, 9/30/20 (a)	4,750,000	4,963,750
TOTAL BANK LOAN (Cost $4,747,047)		4,963,750

CONVERTIBLE BONDS - 21.60%
Consumer Durables & Apparel - 0.64%
GoPro, Inc.
3.500%, 04/15/2022	622,000	606,288

Diversified Financials - 7.10%
EZCORP, Inc.
2.875%, 07/01/2024	3,526,000	3,128,261
WisdomTree Investments, Inc.
4.250%, 06/15/2023 (b)	3,775,000	3,630,440
		6,758,701

Energy - 3.57%
Teekay Corp.
5.000%, 01/15/2023 (b)(c)	4,188,000	3,400,834

Food, Beverage & Tobacco - 4.06%
Turning Point Brands, Inc.
2.500%, 07/15/2024	4,325,000	3,860,063

Real Estate - 3.88%
CTO Realty Growth, Inc.
3.875%, 04/15/2025	4,049,000	3,695,684

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

CONVERTIBLE BONDS - 21.60% (continued)	Principal Amount	Value
Telecommunication Services - 2.35%
Liberty Latin America Ltd.
2.000%, 07/15/2024 (c)	$2,722,000	$2,239,075
TOTAL CONVERTIBLE BONDS
(Cost $20,596,952)		20,560,645

CORPORATE BONDS - 65.92%
Administrative and Support Services - 1.08%
The ServiceMaster Co. LLC
7.450%, 08/15/2027	938,000	1,026,932

Automobiles & Components - 1.84%
Nexteer Automotive Group Ltd.
5.875%, 11/15/2021 (b)(c)	1,744,000	1,747,232

Capital Goods - 1.59%
ATS Automation Tooling Systems, Inc.
6.500%, 06/15/2023 (b)(c)	1,490,000	1,510,331

Consumer Durables & Apparel - 5.76%
Levi Strauss & Co.
5.000%, 05/01/2025	2,307,000	2,364,675
Vista Outdoor, Inc.
5.875%, 10/01/2023	3,100,000	3,119,050
		5,483,725

Consumer Services - 2.77%
Boyd Gaming Corp.
6.375%, 04/01/2026	388,000	404,521
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (b)	2,188,000	2,231,760
		2,636,281

Diversified Financials - 6.34%
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024	2,400,000	2,522,748
Oppenheimer Holdings, Inc.
5.500%, 10/01/2025 (b)	3,500,000	3,513,125
		6,035,873

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

CORPORATE BONDS - 65.92% (continued)	Principal Amount	Value
Educational Services - 2.67%
Polaris Intermediate Corp.
8.500%, 12/01/2022 (b)	$2,500,000	$2,546,875

Energy - 10.88%
Bristow Group, Inc.
7.750%, 12/15/2022	942,000	904,414
Great Western Petroleum LLC
9.000%, 09/30/2021 (b)	2,715,000	1,608,638
Matador Resources Co.
5.875%, 09/15/2026	2,154,000	1,804,675
Murphy Oil Corp.
6.875%, 08/15/2024	1,801,000	1,669,302
Teekay Corp.
9.250%, 11/15/2022 (b)(c)	2,200,000	2,080,188
Tervita Corp.
7.625%, 12/01/2021 (b)(c)	2,500,000	2,288,288
		10,355,505

Food & Staples Retailing - 2.10%
Ingles Markets, Inc.
5.750%, 06/15/2023	1,964,000	1,998,007

Funds, Trusts, and Other Financial Vehicles - 2.02%
Icahn Enterprises LP
6.750%, 02/01/2024	1,873,000	1,927,130

Leisure Facilities & Services - 1.21%
Speedway Motorsports LLC
4.875%, 11/01/2027 (b)	1,200,000	1,154,640

Materials - 2.72%
New Gold, Inc.
6.375%, 05/15/2025 (b)(c)	2,500,000	2,585,937

Media & Entertainment - 3.33%
Meredith Corp.
6.875%, 02/01/2026	3,788,000	3,170,082

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

CORPORATE BONDS - 65.92% (continued)	Principal Amount	Value
Merchant Wholesalers, Nondurable Goods - 2.28%
KeHE Distributors LLC
8.625%, 10/15/2026 (b)	$2,000,000	$2,169,690

Personal and Laundry Services - 0.24%
Photo Holdings Merger Sub, Inc.
8.500%, 10/01/2026 (b)	250,000	229,180

Pharmaceuticals, Biotechnology
& Life Sciences - 4.12%
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (c)	3,771,000	3,923,122

Retailing - 3.39%
Caleres, Inc.
6.250%, 08/15/2023	3,508,000	3,227,360

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities - 1.64%
LPL Holdings, Inc.
5.750%, 09/15/2025 (b)	1,500,000	1,558,950

Semiconductors & Semiconductor Equipment - 3.67%
MagnaChip Semiconductor Corp.
6.625%, 07/15/2021	3,493,000	3,493,000

Telecommunication Services - 3.97%
Cincinnati Bell Telephone Co LLC
6.300%, 12/01/2028	956,000	980,913
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (b)	2,645,000	2,800,394
		3,781,307

Transportation - 2.30%
Delta Air Lines, Inc.
2.900%, 10/28/2024	2,458,000	2,194,790
TOTAL CORPORATE BONDS
(Cost $62,877,417)		62,755,949

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

SHORT-TERM INVESTMENT - 2.97%	Shares	Value
Money Market Fund - 2.97%
STIT-Treasury Portfolio -
Institutional Class, 0.160% (d)	2,831,224	$2,831,224
TOTAL SHORT-TERM INVESTMENT
(Cost $2,831,224)		2,831,224
Total Investments (Cost $94,593,011) - 99.32%		94,548,938
Other Assets in Excess of Liabilities - 0.68%		646,663
TOTAL NET ASSETS - 100.00%		$95,195,601

Percentages are stated as a percent of net assets.
(a)	The rate listed is a fixed rate.
(b)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2020, the value of these investments was $ 35,056,502, or 36.83% of total net assets.

(c)	Foreign Issued Security.
(d)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
September 30, 2020

COMMON STOCKS - 75.45%	Shares	Value
Commercial & Professional Services - 6.07%
TransUnion	5,586	$469,950
Waste Connections, Inc. (a)	6,677	693,073
		1,163,023

Consumer Durables & Apparel - 2.92%
Skechers U.S.A., Inc. - Class A (b)	18,513	559,463

Consumer Services - 1.07%
Nathan’s Famous, Inc.	4,000	205,000

Food & Staples Retailing - 2.78%
The Kroger Co.	15,726	533,269

Food, Beverage & Tobacco - 3.15%
Utz Brands, Inc.	33,758	604,268

Health Care Equipment & Services - 7.28%
AmerisourceBergen Corp.	6,460	626,103
Laboratory Corp. of America Holdings (b)	4,085	769,083
		1,395,186

Media & Entertainment - 20.75%
ANGI Homeservices, Inc. - Class A (b)	45,550	505,377
Electronic Arts, Inc. (b)	4,107	535,594
Facebook, Inc. - Class A (b)	2,813	736,725
IAC (b)	4,420	529,428
Madison Square Garden Entertainment Corp. (b)	2,810	192,457
Match Group, Inc. (b)	4,659	515,518
Take-Two Interactive Software, Inc. (b)	3,276	541,260
Madison Square Garden Sports Corp. (b)	2,810	422,849
		3,979,208

Pharmaceuticals, Biotechnology & Life Sciences - 3.88%
Bio-Rad Laboratories, Inc. - Class A (b)	1,445	744,840

Real Estate - 1.85%
CTO Realty Growth, Inc.	8,036	354,388

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

COMMON STOCKS - 75.45% (Continued)	Shares	Value
Retailing - 10.85%
Dollar General Corp.	4,583	$960,688
Dollar Tree, Inc. (b)	6,959	635,635
Etsy, Inc. (b)	3,981	484,209
		2,080,532

Software & Services - 8.42%
Amdocs Ltd. (a)	12,812	735,537
Mastercard, Inc. - Class A	1,361	460,249
Visa, Inc. - Class A	2,095	418,937
		1,614,723

Technology Hardware & Equipment - 4.41%
Jabil, Inc.	10,406	356,510
Silicom Ltd. (a)(b)	15,072	488,182
		844,692
Utilities - 2.02%
Vistra Energy Corp.	20,584	388,214
TOTAL COMMON STOCKS (Cost $10,411,129)		14,466,806

EXCHANGE-TRADED FUND - 3.42%
Funds, Trusts, and Other Financial Vehicles - 3.42%
iShares Expanded Tech-Software Sector ETF	2,105	654,908
TOTAL EXCHANGE-TRADED FUND
(Cost $407,638)		654,908

REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.14%
Real Estate - 5.14%
Alpine Income Property Trust, Inc.	18,552	288,483
Americold Realty Trust	19,509	697,447
TOTAL REITs (Cost $1,004,689)		985,930

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2020

CONVERTIBLE BOND - 2.02%	Principal Amount	Value
Real Estate - 2.02%
CTO Realty Growth, Inc.
3.875%, 04/15/2025	$425,000	$387,915
TOTAL CONVERTIBLE BOND (Cost $353,348)		387,915

SHORT-TERM INVESTMENT - 13.33%	Shares
Money Market Fund - 13.33%
STIT - Treasury Portfolio -
Institutional Class, 0.16% (c)	2,555,304	2,555,304
TOTAL SHORT-TERM INVESTMENT
(Cost $2,555,304)		2,555,304
Total Investments (Cost $14,732,108) - 99.36%		19,050,863
Other Assets in Excess of Liabilities - 0.64%		122,254
TOTAL NET ASSETS - 100.00%		$19,173,117

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2020

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
ASSETS:
Investments, at value(1)	$63,294,161	$54,303,180
Income receivable	341,577	14,460
Receivable for fund shares sold	3,295	663
Receivable for investments sold	2,137,036	1,040,434
Cash	—	4,000,077
Appreciation on forward currency contracts	—	48,822
Deposit for forwards at broker	860,000	—
Other assets	16,157	21,062
Total assets	66,652,226	59,428,698
LIABILITIES:
Payable for fund shares redeemed	2,136,019	1,009,855
Depreciation on forward currency contracts	115,212	44,669
Payable to Investment Adviser	43,646	13,491
Payable to Trustees	4,065	3,629
Payable to Custodian	2,840	1,183
Distribution payable	11,735	—
Accrued distribution fees	6,492	10,575
Other expenses payable	105,392	90,429
Total liabilities	2,425,401	1,173,831
Total net assets	$64,226,825	$58,254,867
NET ASSETS CONSIST OF:
Capital stock	$86,583,988	$63,500,349
Total distributable earnings	(22,357,163)	(5,245,482)
Total net assets	$64,226,825	$58,254,867
Investor Class
Net assets	$20,037,644	$38,376,170
Shares outstanding	2,091,435	2,722,827
Institutional Class
Net assets	44,189,181	19,878,697
Shares outstanding	4,605,684	1,369,166
Total shares outstanding (unlimited
shares of no par value authorized)	6,697,119	4,091,993
Investor Class Net asset value, offering
and redemption price per share(2)	$9.58	$14.09
Institutional Class Net asset value, offering
and redemption price per share(2)	$9.59	$14.52
(1) Cost of Investments	$57,490,134	$45,156,739
(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)
September 30, 2020

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
ASSETS:
Investments, at value(1)	$94,548,938	$19,050,863
Income receivable	1,669,396	18,171
Receivable for fund shares sold	—	25
Receivable for investments sold	—	909,453
Deposit for forwards at broker	—	260,000
Other assets	12,968	15,164
Total assets	96,231,302	20,253,676
LIABILITIES:
Payable for fund shares redeemed	238,218	1,000,000
Payable for investment securities purchased	606,243	—
Payable to Investment Adviser	108	81
Payable to Trustees	6,594	1,219
Payable to Custodian	2,084	751
Distribution payable	78,849	—
Accrued distribution fees	—	14,042
Other expenses payable	103,605	64,466
Total liabilities	1,035,701	1,080,559
Total net assets	$95,195,601	$19,173,117
NET ASSETS CONSIST OF:
Capital stock	$100,995,297	$17,849,890
Total distributable earnings	(5,799,696)	1,323,227
Total net assets	$95,195,601	$19,173,117
Investor Class
Net assets	$—	$19,173,117
Shares outstanding	—	1,906,054
Institutional Class
Net assets	95,195,601	—
Shares outstanding	10,659,743	—
Total shares outstanding (unlimited
shares of no par value authorized)	10,659,743	1,906,054
Investor Class Net asset value, offering
and redemption price per share(2)	$—	$10.06
Institutional Class Net asset value, offering
and redemption price per share(2)	$8.93	$—
(1) Cost of Investments	$94,593,011	$14,732,108
(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2020

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
INVESTMENT INCOME:
Dividend income	$529,834	$312,284
Interest income	1,667,176	261,004
Total investment income	2,197,010	573,288
Advisory fees (See Note 3)	841,621	660,053
Administration fees	87,663	64,992
Fund accounting fees	79,133	61,239
Shareholder servicing fees and expenses	68,959	58,752
Distribution (12b-1) fees - Investor Class Only (See Note 4)	62,783	106,097
Audit fees	41,516	41,412
Federal and state registration	35,541	37,830
Trustees fees and expenses	15,033	12,011
Custody fees	12,920	6,593
Legal fees	11,334	11,886
Insurance	8,223	5,855
Miscellaneous	7,026	6,038
Reports to shareholders	5,508	11,162
Interest fees	698	—
Total expenses before Adviser waiver	1,277,958	1,083,920
Expenses waived by Adviser (See Note 3)	(246,612)	(218,761)
Total net expenses	1,031,346	865,159
Net investment income (loss)	1,165,664	(291,871)
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	(2,323,025)	(7,017,110)
Forward currency contracts	280,869	169,220
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(1,713,378)	9,110,706
Forward currency contracts	(387,442)	(204,220)
Net realized and unrealized gain(loss)	(4,142,976)	2,058,596
Net increase (decrease) in net assets resulting from operations	$(2,977,312)	$1,766,725

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS (continued)
For the Year Ended September 30, 2020

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
INVESTMENT INCOME:
Dividend income	$—	$199,295
Interest income	4,803,820	47,089
Total investment income	4,803,820	246,384
Advisory fees (See Note 3)	585,017	279,542
Administration fees	81,871	33,913
Fund accounting fees	78,667	26,044
Audit fees	41,347	36,555
Shareholder servicing fees and expenses	39,382	26,581
Federal and state registration	26,453	33,322
Trustees fees and expenses	17,409	4,149
Custody fees	11,382	3,788
Legal fees	10,193	9,012
Reports to shareholders	6,045	4,179
Miscellaneous	5,520	2,540
Insurance	4,658	3,027
Interest fees	4,449	1,250
Distribution (12b-1) fees - Investor Class Only (See Note 4)	—	50,632
Total expenses before Adviser waiver	912,393	514,534
Expenses waived by Adviser (See Note 3)	(205,924)	(149,879)
Total net expenses	706,469	364,655
Net investment income (loss)	4,097,351	(118,271)
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	(775,788)	118,079
Forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(418,784)	31,628
Forward currency contracts	—	—
Net realized and unrealized gain(loss)	(1,194,572)	149,707
Net increase in net assets resulting from operations	$2,902,779	$31,436

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
OPERATIONS:
Net investment income	$1,165,664	$3,277,602
Net realized loss on investments and
foreign currency translation	(2,042,156)	(15,078,743)
Net change in unrealized depreciation	(2,100,820)	(16,535,985)
Net decrease in assets resulting from operations	(2,977,312)	(28,337,126)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(1,373,585)	(1,817,660)
Net dividends and distributions
to shareholders - Institutional Class	(3,242,240)	(4,769,880)
Total dividends and distributions	(4,615,825)	(6,587,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	853,600	2,295,439
Proceeds from shares sold - Institutional Class	1,111,157	11,693,804
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,320,299	1,742,566
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	3,045,079	3,887,394
Cost of shares redeemed - Investor Class(1)	(14,012,162)	(26,998,786)
Cost of shares redeemed - Institutional Class(2)	(39,662,657)	(159,697,946)
Net decrease in net assets
from capital share transactions	(47,344,684)	(167,077,529)

TOTAL DECREASE IN NET ASSETS	$(54,937,821)	$(202,002,195)

NET ASSETS:
Beginning of Year	119,164,646	321,166,841
End of Year	$64,226,825	$119,164,646

(1)	Net of redemption fees of $24 and $74, respectively.
(2)	Net of redemption fees of $310 and $2,993, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
OPERATIONS:
Net investment income (loss)	$(291,871)	$667,570
Net realized loss on investments
and foreign currency translation	(6,847,890)	(1,583,224)
Net change in unrealized
appreciation (depreciation)	8,906,486	(1,301,850)
Net increase (decrease) in assets
resulting from operations	1,766,725	(2,217,504)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(383,569)	(364,079)
Net dividends and distributions
to shareholders - Institutional Class	(223,243)	(218,652)
Total dividends and distributions	(606,812)	(582,731)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	1,783,407	2,758,624
Proceeds from shares sold - Institutional Class	1,051,653	5,123,027
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	377,090	354,855
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	221,653	203,424
Cost of shares redeemed - Investor Class(1)	(15,427,344)	(25,737,160)
Cost of shares redeemed - Institutional Class(2)	(12,503,395)	(21,833,080)
Net decrease in net assets
from capital share transactions	(24,496,935)	(39,130,310)

TOTAL DECREASE IN NET ASSETS	(23,337,022)	(41,930,545)

NET ASSETS:
Beginning of Year	81,591,889	123,522,434
End of Year	$58,254,867	$81,591,889

(1)	Net of redemption fees of $1,067 and $93, respectively.
(2)	Net of redemption fees of $83 and $707, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
OPERATIONS:
Net investment income	$4,097,351	$2,120,906
Net realized loss on investments
and foreign currency translation	(775,788)	(854,878)
Net change in unrealized
appreciation (depreciation)	(418,784)	548,993
Net increase in assets
resulting from operations	2,902,779	1,815,021

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(4,092,710)	(2,133,586)
Total dividends and distributions	(4,092,710)	(2,133,586)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	56,780,936	15,139,491
Proceeds from shares issued to holders
in reinvestment of dividends	3,511,163	2,089,716
Cost of shares redeemed(1)	(22,578,640)	(32,858,311)
Net increase (decrease) in net assets
from capital share transactions	37,713,459	(15,629,104)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	36,523,528	(15,947,669)

NET ASSETS:
Beginning of Year	58,672,073	74,619,742
End of Year	$95,195,601	$58,672,073

(1)	Net of redemption fees of $810 and $120, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
OPERATIONS:
Net investment loss	$(118,271)	$(4,081)
Net realized gain(loss) on investments
and foreign currency translation	118,079	(317,583)
Net change in unrealized
appreciation (depreciation)	31,628	(360,568)
Net increase (decrease) in assets
resulting from operations	31,436	(682,232)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(174,225)	(498,025)
Total dividends and distributions	(174,225)	(498,025)

CAPITAL SHARE TRANSACTIONS:
Proceed from merger	—	20,968,527
Proceeds from shares sold	3,239,638	8,373,419
Proceeds from shares issued to holders in
reinvestment of dividends	164,279	487,192
Cost of shares redeemed(1)	(26,422,920)	(20,119,347)
Net increase (decrease) in net assets
from capital share transactions	(23,019,003)	9,709,791

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(23,161,792)	8,529,534

NET ASSETS:
Beginning of Year	42,334,909	33,805,375
End of Year	$19,173,117	$42,334,909

(1)	Net of redemption fees of $2,132 and $4, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
NET ASSET VALUE:
Beginning of year	$10.28	$11.64	$11.92	$11.62	$10.56

OPERATIONS:
Net investment income(1)(2)	0.11	0.24	0.19	0.16	0.26
Net realized and unrealized gain (loss)
on investment securities	(0.31)	(1.21)	(0.04)	0.62	1.07
Total from operations(3)	(0.20)	(0.97)	0.15	0.78	1.33

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.20)	(0.19)	(0.24)	(0.27)
From net realized gains	—	(0.19)	(0.24)	(0.24)	(0.00	)(4)
Total distributions	(0.50)	(0.39)	(0.43)	(0.48)	(0.27)

NET ASSET VALUE:
End of year	$9.58	$10.28	$11.64	$11.92	$11.62
Total return	-1.88%	-8.26%	1.24%	6.86%	12.87%
Net assets at end of year
(000s omitted)	$20,038	$34,291	$64,198	$88,405	$110,395

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.69%	1.53%	1.46%	1.44%	1.45%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.91%	1.43%	1.20%	1.26%	1.97%
After expense
reimbursement/recoupment	1.20%	1.56%	1.26%	1.30%	2.02%
Portfolio turnover rate	60%	54%	46%	47%	43%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018, 2017 and 2016.

(2)	Net investment income per share is calculated using the average shares outstanding method for the year ended September 30, 2020
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2020, 2019, 2018, 2017, and 2016.
(4)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2020	2019	2018		2017	2016
NET ASSET VALUE:
Beginning of year	$10.29	$11.65	$11.92		$11.62	$10.56

OPERATIONS:
Net investment income(1)(2)	0.14	0.22	0.18		0.19	0.24
Net realized and unrealized gain (loss)
on investment securities	(0.32)	(1.16)	(0.00	)(4)	0.62	1.12
Total from operations(3)	(0.18)	(0.94)	0.18		0.81	1.36

LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.23)	(0.21)		(0.27)	(0.30)
From net realized gains	—	(0.19)	(0.24)		(0.24)	(0.00	)(4)
Total distributions	(0.52)	(0.42)	(0.45)		(0.51)	(0.30)

NET ASSET VALUE:
End of year	$9.59	$10.29	$11.65		$11.92	$11.62
Total return	-1.67%	-8.07%	1.52%		7.13%	13.16%
Net assets at end of year
(000s omitted)	$44,189	$84,874	$256,969		$324,442	$275,694

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.44%	1.28%	1.21%		1.19%	1.20%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%		1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	1.17%	1.71%	1.46%		1.52%	2.13%
After expense
reimbursement/recoupment	1.46%	1.84%	1.52%		1.56%	2.18%
Portfolio turnover rate	60%	54%	46%		47%	43%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018, 2017 and 2016.

(2)	Net investment income per share is calculated using the average shares outstanding method for the year ended September 30, 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2020, 2019, 2018, 2017 and 2016.
(4)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
NET ASSET VALUE:
Beginning of year	$13.56	$13.89	$14.46	$14.55	$13.70

OPERATIONS:
Net investment income (loss)(1)(2)	(0.07)	0.08	0.04	(0.07)	(0.05)
Net realized and unrealized gain (loss)
on investment securities	0.71	(0.34)	(0.10)	0.12	1.08
Total from operations(3)	0.64	(0.26)	(0.06)	0.05	1.03

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.07)	(0.01)	—	(0.18)
From net realized gains	—	—	(0.50)	(0.14)	—
Total distributions	(0.11)	(0.07)	(0.51)	(0.14)	(0.18)

NET ASSET VALUE:
End of year	$14.09	$13.56	$13.89	$14.46	$14.55
Total return	4.72%	-1.85%	-0.49%	0.36%	7.63%
Net assets at end of year
(000s omitted)	$38,376	$51,076	$75,405	$125,433	$181,001

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.73%	1.55%	1.48%	1.46%	1.46%
After expense
reimbursement/recoupment	1.40%	1.38%	1.37%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	(0.87)%	0.41%	0.14%	(0.18)%	(0.34)%
After expense
reimbursement/recoupment	(0.54)%	0.58%	0.25%	(0.12)%	(0.28)%
Portfolio turnover rate	105%	59%	44%	43%	40%

(1)	Net investment income (loss) per share is calculated using the average shares outstanding method for the years ended September 30, 2020, 2019 and 2018.
(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for each of the years ended September 30, 2017 and 2016.

(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2020, 2019, 2018, 2017 and 2016.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2020	2019	2018	2017		2016
NET ASSET VALUE:
Beginning of year	$13.94	$14.25	$14.81	$14.86		$13.97

OPERATIONS:
Net investment income (loss)(1)(2)	(0.04)	0.11	0.19	0.03		(0.00)
Net realized and unrealized gain (loss)
on investment securities	0.74	(0.34)	(0.23)	0.06		1.08
Total from operations(4)	0.70	(0.23)	(0.04)	0.09		1.08

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.08)	(0.02)	(0.00	)(3)	(0.19)
From net realized gains	—	—	(0.50)	(0.14)		—
Total distributions	(0.12)	(0.08)	(0.52)	(0.14)		(0.19)

NET ASSET VALUE:
End of year	$14.52	$13.94	$14.25	$14.81		$14.86
Total return	5.02%	-1.61%	-0.34%	0.64%		7.85%
Net assets at end of year
(000s omitted)	$19,879	$30,516	$48,117	$67,839		$72,539

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.48%	1.32%	1.26%	1.21%		1.21%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%		1.15%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	(0.60)%	0.64%	0.37%	0.07%		(0.09)%
After expense
reimbursement/recoupment	(0.27)%	0.81%	0.48%	0.13%		(0.03)%
Portfolio turnover rate	105%	59%	44%	43%		40%

(1)
Net investment income per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for each of the years ended September 30, 2018 and 2017.

(2)	Net investment income (loss) per share is calculated using the average shares outstanding method for the years ended September 30, 2020, 2019 and 2016.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2020, 2019, 2018, 2017 and 2016.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
NET ASSET VALUE:
Beginning of year	$9.17	$9.21	$9.29	$9.29	$9.02

OPERATIONS:
Net investment income(1)(2)	0.47	0.32	0.27	0.27	0.28
Net realized and unrealized gain (loss)
on investment securities	(0.27)	(0.04)	(0.08)	0.00 (3)	0.31
Total from operations(4)	0.20	0.28	0.19	0.27	0.59

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.32)	(0.27)	(0.27)	(0.32)
From net realized gains	—	—	—	—	—
Total distributions	(0.44)	(0.32)	(0.27)	(0.27)	(0.32)

NET ASSET VALUE:
End of year	$8.93	$9.17	$9.21	$9.29	$9.29
Total return	2.27%	3.07%	2.05%	2.92%	6.76%
Net assets at end of year
(000s omitted)	$95,196	$58,672	$74,620	$79,533	$79,760

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.17%	1.09%	1.03%	1.01%	1.01%
After expense
reimbursement/recoupment	0.91%	0.90%	0.90%	0.90%	0.90%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	4.99%	3.13%	2.70%	2.77%	2.97%
After expense
reimbursement/recoupment	5.25%	3.32%	2.83%	2.88%	3.08%
Portfolio turnover rate	144%	104%	52%	49%	52%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018, 2017 and 2016.

(2)	Net investment income per share is calculated using the average shares outstanding method for the year ended September 30, 2020.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2020, 2019 and 2018.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
NET ASSET VALUE:
Beginning of year	$9.91	$10.63	$10.89	$10.62	$9.98

OPERATIONS:
Net investment income (loss)(1)(2)	(0.04)	0.00 (3)	0.05	0.00 (3)	0.07
Net realized and unrealized gain (loss)
on investment securities	0.23	(0.54)	0.07	0.70	1.07
Total from operations(4)	0.19	(0.54)	0.12	0.70	1.14

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.03)	(0.08)	(0.06)	(0.04)
From net realized gains	—	(0.15)	(0.30)	(0.37)	(0.46)
Total distributions	(0.04)	(0.18)	(0.38)	(0.43)	(0.50)

NET ASSET VALUE:
End of year	$10.06	$9.91	$10.63	$10.89	$10.62
Total return	1.97%	-4.87%	1.06%	6.80%	11.91%
Net assets at end of year
(000s omitted)	$19,173	$42,335	$33,805	$45,456	$47,991

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.84%	1.63%	1.47%	1.41%	1.34%
After expense
reimbursement/recoupment	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	(0.96)%	(0.34)%	0.27%	(0.10)%	0.62%
After expense
reimbursement/recoupment	(0.42)%	(0.01)%	0.44%	0.01%	0.66%
Portfolio turnover rate	109%	98%	51%	13%	32%

(1)
Net investment income per share is calculated using the ending accumulated net investment income  balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018, 2017 and 2016.

(2)	Net investment income per share is calculated using the average shares outstanding method for the year ended September 30, 2020.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2020, 2019, 2018, 2017 and 2016.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

  Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2020, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007.  The Intrepid Disciplined Value Fund’s Institutional Class are not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

  The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

  Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

  Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. The foreign markets in which the Funds may invest are sometimes open on days when the New York Stock Exchange is not open and the Funds do not calculate their net asset value. For securities that do not trade during, or trade only during a portion of, the New York Stock Exchange’s hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

  Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

  Debt securities, such as corporate bonds, convertible bonds, senior loans, asset backed securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

  Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest mean will be used.  When using the latest mean quotation, these contracts are classified as Level 2.

  Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

  Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

  The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

  As of September 30, 2020, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$37,310,129	$—	$—	$37,310,129
Total Real
Estate Investment
Trusts (REITs)*	1,940,493	—	—	1,940,493
Total Convertible Bonds*	—	2,939,366	—	2,939,366
Total Corporate Bonds*	—	14,310,670	—	14,310,670
Money Market Fund*	6,793,503	—	—	6,793,503
Total Assets	$46,044,125	$17,250,036	$—	$63,294,161
Liabilities
Unrealized Depreciation
on Forward
Currency Contracts	$—	$(115,212)	$—	$(115,212)
Total Liabilities	$—	$(115,212)	$—	$(115,212)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$44,619,169	$—	$—	$44,619,169
Total Exchange
Traded Fund*	2,073,941	—	—	2,073,941
Total Real
Estate Investment
Trust (REIT)*	1,375,281	—	—	1,375,281
Convertible Bond*	—	887,198	—	887,198
U.S. Treasury Bill*	—	5,347,591	—	5,347,591
Unrealized Appreciation
on Forward
Currency Contract	—	48,822	—	48,822
Total Assets	$48,068,391	$6,283,611	$—	$54,352,002
Liabilities
Unrealized Depreciation
on Forward
Currency Contract	$—	$(44,669)	$—	$(44,669)
Total Liabilities	$—	$(44,669)	$—	$(44,669)

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Asset
Backed Securities*	$—	$3,437,370	$—	$3,437,370
Total Bank Loan*	—	4,963,750	—	4,963,750
Total Convertible Bonds*	—	20,560,645	—	20,560,645
Total Corporate Bonds*	—	62,755,949	—	62,755,949
Money Market Fund*	2,831,224	—	—	2,831,224
Total Assets	$2,831,224	$91,717,714	$—	$94,548,938

Intrepid Disciplined Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$14,466,806	$—	$—	$14,466,806
Total Exchange-
Traded Fund*	654,908	—	—	654,908
Total Real Estate
Investment Trusts (REITs)*	985,930	—	—	985,930
Total Convertible Bond*	—	387,915	—	387,915
Money Market Fund*	2,555,304	—	—	2,555,304
Total Assets	$18,662,948	$387,915	$—	$19,050,863

*	For further information regarding security characteristics, please see the Schedules of Investments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

  The funds did not hold any assets or liabilities that were measured at fair value using significant unobservable inputs (Level 3) as of September 30, 2020.

Derivative Instruments and Hedging Activities

  The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the year ended September 30, 2020, the Intrepid Capital Fund and the Intrepid Endurance Fund held derivative instruments.

Forward Currency Contracts

  The Intrepid Capital Fund and the Intrepid Endurance Fund used forward current contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds, but does expose the Funds to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Effect of Forward Currency Contracts on the Statement of Operations for the Period Ended September 30, 2020

	Change in unrealized	Realized gain
	depreciation on forward	on forward
	currency contracts	currency contracts
Intrepid Capital Fund	$(387,442)	$280,869
Intrepid Endurance Fund	$(204,220)	$169,220
Intrepid Income Fund	$—	$—
Intrepid Disciplined Value Fund	$—	$—

  The average monthly notional amounts of forward currency contracts during the year ended September 30, 2020 were as follows:

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Long Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$841,976	$1,449,847	$ —	$ —

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Short Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$1,918,852	$4,400,603	$ —	$ —

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

  Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Offsetting on the Statement of Assets and Liabilities

  For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

  As of September 30, 2020, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Endurance Fund are as follows:

Forward Currency Contracts*
Gross Amounts not Offset in the Statements of Assets and Liabilities
Intrepid Endurance Fund			Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
Counterparty	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of New York Mellon	$40,963	$—	$40,963	$—	$—	$40,963
State Street Bank	$7,859	$—	$7,859	$—	$—	$7,859

Gross Amounts not Offset in the Statements of Assets and Liabilities
Intrepid Endurance Fund			Net
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Bank of Montreal	$44,669	$—	$44,669	$—	$—	$44,669

  As of September 30, 2020, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Capital Fund are presented gross on the Statement of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

  Derivative Risk

  The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

  Use of Estimates

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

  Indemnification

  In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

  Foreign Currency Transactions

  The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

  The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

  Securities Transactions and Investment Income

  The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

  Distribution to Shareholder Policy

  Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively. Distributions of net realized capital gains, if any, are declared and paid at least annually.

  Federal Income Taxes

  The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

  Allocation of Income, Expenses, and Gains/Losses

  Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

  Recent Accounting Pronouncement

  In March 2017, the FASB issued ASU 2017-08, Receivables, Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU 2017-08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

has assessed these changes and concluded these changes do not have a material impact on the Fund’s financial statements.

  Other Risks

  The recent global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

  Subsequent Events Evaluation

  On November 17, 2020, the Board of Trustees (the “Board”) of Intrepid Capital Management Funds Trust (the “Trust”) approved: (1) a plan of reorganization pursuant to which the Intrepid Disciplined Value Fund (the “Disciplined Value Fund”) will be reorganized into the Intrepid Endurance Fund (the “Endurance Fund”) (each, a “Fund” and together, the “Funds”); and (2) the subsequent liquidation and dissolution of the Disciplined Value Fund, effective on or about January 22, 2021. The reorganization, which is expected to be tax free to the shareholders of the Disciplined Value Fund and is subject to customary closing conditions, will be effected by transferring of all of the assets and liabilities of the Disciplined Value Fund to the Endurance Fund in exchange for shares of the Endurance Fund, with the shares being distributed pro rata by the Disciplined Value Fund to its shareholders. The Disciplined Value Fund will then be liquidated and dissolved. The reorganization is expected to occur on or about January 22, 2021. In accordance with applicable regulatory requirements, shareholder approval is not required for the reorganization, and shareholders are not being asked to approve the reorganization.

  In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of September 30, 2020 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3.	INVESTMENT ADVISER

  The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

  For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class of each Fund may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2021	2022	2023
Intrepid Capital Fund	$223,729	$235,555	$246,612
Intrepid Endurance Fund	164,533	170,106	218,761
Intrepid Income Fund	96,554	119,285	205,924
Intrepid Disciplined Value Fund	65,575	130,233	149,879

4.	DISTRIBUTION PLAN

  The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund.

  Quasar Distributors, LLC serves as distributor to the Funds.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

5.	INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2020 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$47,465,775	$97,022,659	$—	$—
Intrepid
Endurance Fund	52,314,984	50,486,176	—	—
Intrepid Income Fund	132,806,032	91,937,450	13,669,015	13,688,115
Intrepid Disciplined
Value Fund	19,998,969	39,553,440	7,380,444	7,380,659

6.	CAPITAL SHARE TRANSACTIONS

  Intrepid Capital Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Shares sold	88,123	215,213
Shares issued to holders in
reinvestment of dividends	136,103	169,531
Shares redeemed	(1,469,877)	(2,563,144)
Net decrease in shares	(1,245,651)	(2,178,400)
Shares outstanding:
Beginning of year	3,337,086	5,515,486
End of year	2,091,435	3,337,086

Intrepid Capital Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Shares sold	117,915	1,082,318
Shares issued to holders in
reinvestment of dividends	315,640	377,463
Shares redeemed	(4,079,103)	(15,272,874)
Net decrease in shares	(3,645,548)	(13,813,093)
Shares outstanding:
Beginning of year	8,251,232	22,064,325
End of year	4,605,684	8,251,232

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

Intrepid Endurance Fund – Investor Class
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Shares sold	138,155	202,897
Shares issued to holders in
reinvestment of dividends	26,763	26,661
Shares redeemed	(1,209,856)	(1,892,460)
Net decrease in shares	(1,044,938)	(1,662,902)
Shares outstanding:
Beginning of year	3,767,765	5,430,667
End of year	2,722,827	3,767,765

Intrepid Endurance Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Shares sold	76,550	367,241
Shares issued to holders in
reinvestment of dividends	15,297	14,892
Shares redeemed	(912,346)	(1,569,860)
Net decrease in shares	(820,499)	(1,187,727)
Shares outstanding:
Beginning of year	2,189,665	3,377,392
End of year	1,369,166	2,189,665

Intrepid Income Fund
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Shares sold	6,359,451	1,643,304
Shares issued to holders in
reinvestment of dividends	394,930	227,825
Shares redeemed	(2,494,838)	(3,568,708)
Net increase (decrease) in shares	4,259,543	(1,697,579)
Shares outstanding:
Beginning of year	6,400,200	8,097,779
End of year	10,659,743	6,400,200

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

  Intrepid Disciplined Value Fund

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Shares sold	334,961	1,052,171
Shares issued in
connection with merger	—	2,070,561
Shares issued to holders in
reinvestment of dividends	16,678	54,012
Shares redeemed	(2,716,073)	(2,085,176)
Net increase (decrease) in shares	(2,364,434)	1,091,568
Shares outstanding:
Beginning of year	4,270,488	3,178,920
End of year	1,906,054	4,270,488

7.	FEDERAL INCOME TAX INFORMATION

  The tax components of distributions paid during the fiscal years ended September 30, 2020 and 2019 are as follows:

	September 30, 2020			September 30, 2019
		Return	Long-Term		Long-Term
	Ordinary	of	Capital	Ordinary	Capital
	Income	Capital	Gains	Income	Gains
Intrepid Capital
Fund	$4,615,825	$—	$—	$6,587,540	$—
Intrepid
Endurance Fund	556,835	49,977	—	582,731	—
Intrepid Income
Fund	4,092,710	—	—	2,133,586	—
Intrepid
Disciplined
Value Fund	174,225	—	—	498,025	—

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

  Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2020, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$448,804	$(448,851)	$47
Intrepid Endurance Fund	(2,756)	52,733	(49,977)
Intrepid Income Fund	—	—	—
Intrepid Disciplined
Value Fund	31,413	(28,114)	(3,299)

  These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

  As of September 30, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$57,992,923	$46,901,632
Unrealized appreciation	7,562,237	10,695,204
Unrealized depreciation	(2,375,696)	(3,285,350)
Net unrealized appreciation	5,186,541	7,409,854
Undistributed ordinary income	192,792	—
Undistributed long-term capital gain	—	—
Distributable income	192,792	—
Other accumulated loss	(27,736,496)	(12,655,336)
Total accumulated loss	$(22,357,163)	$(5,245,482)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$94,598,569	$14,833,153
Unrealized appreciation	1,752,738	4,777,983
Unrealized depreciation	(1,802,369)	(560,273)
Net unrealized appreciation/depreciation	(49,631)	4,217,710
Undistributed ordinary income	19,219	—
Undistributed long-term capital gain	—	—
Distributable income	19,219	—
Other accumulated loss	(5,769,284)	(2,894,483)
Total accumulated gain (loss)	$(5,799,696)	$1,323,227

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

  At September 30, 2020, the Intrepid Capital Fund has short-term tax basis capital losses of $16,410,152 and long-term tax basis capital losses of $11,329,175 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

  At September 30, 2020, the Intrepid Endurance Fund has short-term tax basis capital losses of $4,845,254 and long-term tax basis capital losses of $7,284,207 which may be carried forward to offset future capital gains. To the extent that the Intrepid Endurance Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. The Intrepid Endurance Fund had late year losses of $527,204, which the Fund will elect to defer to the first day of its next tax year.

  At September 30, 2020, the Intrepid Income Fund had short-term tax basis capital losses of $1,740,039 and long-term tax basis capital losses of $4,029,245 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

  At September 30, 2020, the Intrepid Disciplined Value Fund has short-term tax basis capital losses of $2,806,676 which may be carried forward to offset future capital gains. To the extent that the Intrepid Disciplined Value Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. Included in the total capital loss carryforward, the Intrepid Disciplined Value Fund has a remaining short-term capital carryforward of $595,538 that it inherited as result of the merger with Intrepid Select Fund. These capital loss

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2020

carryforwards are further subject to an annual limitation of $523,159 pursuant to Section 382. The Intrepid Disciplined Value Fund had late year losses of $90,117, which the Fund will elect to defer to the first day of its next tax year.

  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2020, or for any other tax years which are open for exam. As of September 30, 2020, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2017 through 2020. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2020.

8.	LINE OF CREDIT

  The Intrepid Capital Management Funds Trust has a $20,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate as of September 30, 2020 was 3.00%. During the year ended September 30, 2020, the Intrepid Capital Fund’s maximum borrowing was $1,454,000 and average borrowing was $11,130. The Intrepid Income Fund’s maximum borrowing was $5,021,000 and average borrowing was $152,296.  The Intrepid Disciplined Value Fund’s maximum borrowing was $5,000,000 and average borrowing was $39,526.  The Intrepid Endurance Fund did not use the line.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of
Intrepid Capital Management Funds Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Intrepid Capital Management Funds Trust, comprising the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund (the "Funds"), including the schedules of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Intrepid Capital Management Funds Trust as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 24, 2020

We have served as the auditor of one or more Intrepid Capital Management Funds Trust investment companies since 2004.

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2020 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
		Term of		Portfolios	Other
		Office	Principal	in Fund	Directorships
	Position(s)	and	Occupation(s)	Complex	Held by Trustee
Name, Address	Held with	Length	During Past	Overseen	During the
and Age	the Fund	of Service	Five Years	by Trustee	Past 5 Years

Independent Trustees(1)

Peter R. Osterman, Jr.	Trustee	Indefinite	Retired, former Senior	Four	None
c/o Intrepid Capital		Term;	Vice President and
Management		Since	Chief Financial
Funds Trust		November	Officer, HosePower
1400 Marsh Landing		2004	U.S.A. (an industrial
Parkway, Suite 106			tool distributor) (2010-
Jacksonville			November 2017);
Beach, FL 32250			Chief Financial Officer,
Year of Birth: 1948			Standard Precast, Inc.
(an industrial concrete
casting company)
(June 2017-October
2017), Chief Financial
Officer, JAX
Refrigeration, Inc.
(a commercial
refrigeration construction
company) (April
2016-June 2017).

Ed Vandergriff, CPA	Trustee	Indefinite	President,	Four	None
c/o Intrepid Capital		Term; Since	Development
Management		November	Catalysts (a real
Funds Trust		2004	estate finance
1400 Marsh Landing			and development
Parkway, Suite 106			company)
Jacksonville			(2000-present).
Beach, FL 32250
Year of Birth: 1949

John J. Broaddus	Trustee	Indefinite	Retired (March	Four	Trustee,
c/o Intrepid Capital		Term;	2020 to present);		Intrepid Capital
Management		Since	President & CEO,		Management
Funds Trust		March	Sunnyside		Funds Trust
1400 Marsh Landing		2020	Communities		(March 2019-
Parkway, Suite 106			(a retirement		October 2019)
Jacksonville			community)		(5 portfolios)
Beach, FL 32250			(2008-2020).
Year of the Birth: 1949

(1)	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2020 (Unaudited)

Number of
		Term of		Portfolios	Other
		Office	Principal	in Fund	Directorships
	Position(s)	and	Occupation(s)	Complex	Held by Trustee
Name, Address	Held with	Length	During Past	Overseen	During the
and Age	the Fund	of Service	Five Years	by Trustee	Past 5 Years
Interested Trustees(2)
Mark F. Travis	Trustee,	Indefinite	President, Intrepid	Four	None
c/o Intrepid Capital	President	Term;	Capital Management,
Management	and Chief	Since	Inc. (1995-present);
Funds Trust	Compliance	November	Chief Executive
1400 Marsh Landing	Officer	2004	Officer, Intrepid
Parkway, Suite 106			Capital Management,
Jacksonville			Inc. (2003-present).
Beach, FL 32250
Year of Birth: 1961

Officers
Donald C. White	Treasurer	Indefinite	Chief Financial	N/A	N/A
c/o Intrepid Capital	and	Term;	Officer, Intrepid
Management	Secretary	Since	Capital Management
Funds Trust		November	Inc. (2003-present).
1400 Marsh Landing		2004
Parkway, Suite 106
Jacksonville
Beach, FL 32250
Year of Birth: 1960

(1)
“Interested” trustees are trustees who are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust. Mr. Travis is an interested trustee because of his ownership in the Adviser and because he is an officer of the Trust.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Shareholder Notification of Federal Tax Status

  The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund and Intrepid International Fund designated $—, $—, $— and $—, respectively, of total distributions paid during the fiscal year ended September 30, 2020 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2020 (Unaudited)

  The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 30.85%, 76.61%, 0.01% and 100.00%, respectively, of their ordinary income distributions for the year ended September 30, 2020 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

  For the year ended September 30, 2020, 24.34%, 69.48%, 0.01% and 100.00% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

  The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 80.85%, 42.85%, 100.00% and 11.32%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

  The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 0.00%, 0.00%, 0.00% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

  The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  Once filed, the Funds’ Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1.866.996.3863.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY

Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

  We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

  In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

 (This Page Intentionally Left Blank.)

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNU-0920

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2020	FYE 09/30/2019
Audit Fees	$142,250	$136,250
Audit-Related Fees
Tax Fees	$18,400	$26,340
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2020	FYE 09/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2020	FYE 09/30/2019
Registrant	$18,400	$26,340
Registrant’s Investment Adviser	$37,720	$50,697

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Intrepid Capital Management Funds Trust

    By (Signature and Title        /s/Mark F. Travis
Mark F. Travis President

Date     December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Mark F. Travis
Mark F. Travis, President

Date     December 3, 2020

By (Signature and Title)*     /s/Donald C. White
Donald C. White, Treasurer

Date     December 3, 2020

* Print the name and title of each signing officer under his or her signature.